                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

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                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
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                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 7, 2005

TIME:

10:00 a.m. central time on Tuesday, May 10, 2005.

PLACE:

Kupper Parker Communications, Incorporated
Main Conference Room
8301 Maryland Avenue
St. Louis, Missouri 63105

ITEMS OF BUSINESS:

         1.       To elect 1 director.

         2. To ratify the replacement of Rubin, Brown, Gornstein & Co. LLP with Brown Smith Wallace, L.L.C. as KPCG's independent accountants.

         3. To consider such other business as may properly come before the meeting.

RECORD DATE:

You are entitled to vote if you were a stockholder at the close of business on Friday, April 15, 2005.

VOTING BY PROXY:

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 3 of this proxy statement and the instructions on the proxy card.

By order of the Board of Directors,

Randolph Seeling
Chief Accounting Officer

This proxy statement and accompanying proxy card are being distributed on or about April 20, 2005.

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                                TABLE OF CONTENTS

Questions and Answers About the Proxy Materials and the Annual Meeting
        Why am I receiving these materials?                                                  3
        What is the purpose of the annual meeting?                                           3
        Who is entitled to vote?                                                             3
        What constitutes a quorum?                                                           3
        How do I vote?                                                                       3
        May I change my vote after I return my proxy card?                                   4
        What are the Board's recommendations?                                                4
        What vote is required to approve each item?                                          4
Proposals to be Voted Upon
        Proposal 1--Election of director                                                     4
        Proposal 2 -- Ratification of Appointment of independent auditors                    6
        Other Business                                                                       7
Board Structure and Compensation
        Board and Committee Information                                                      7
        Audit Committee Report                                                               8
        Compensation Committee Report                                                        9
        Board Compensation                                                                   9
Executive Compensation
        Summary Compensation Table                                                          10
        Stock Options                                                                       10
        Employment Agreements                                                               10
Certain Relationships and Related Transactions                                              11
Stock Ownership                                                                             12
Additional Information
        Submission of Stockholder Proposals                                                 13
        Proxy Solicitation Costs                                                            13
        Section 16(a) Beneficial Ownership Reporting Compliance                             13

In this proxy statement, the terms "KPCG," "we," "us" and "our" refer to Kupper Parker Communications, Incorporated.

A copy of KPCG's Annual Report on Form 10-KSB for fiscal 2004 as filed with the Securities and Exchange Commission (without exhibits) will be furnished without charge upon the written request of any stockholder entitled to vote at the meeting directed to the attention of Randolph Seeling, Chief Accounting Officer, at KPCG's principal executive offices at 8301 Maryland Avenue, St. Louis, Missouri, 63105.

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                                 PROXY STATEMENT
                                  APRIL 7, 2005

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2005

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

WHY AM I RECEIVING THESE MATERIALS?

The Board of Directors of Kupper Parker Communications, Incorporated ("KPCG") is providing these proxy materials to you and soliciting your proxy in connection with KPCG's annual meeting of stockholders to be held on May 10, 2005, beginning at 10:00 a.m. central time, in the Main Conference Room of Kupper Parker Communications, Inc., 8301 Maryland Avenue, St. Louis, Missouri, 63105, and at any postponements or adjournments thereof. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At KPCG's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, namely the election of directors and ratification of the appointment of KPCG's independent auditors. In addition, KPCG's management will report on performance during fiscal 2004 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

Only stockholders at the close of business on the record date, April 15, 2005, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. You are a "stockholder of record" if you hold your stock directly in your own name. You are a "street-name" stockholder if you hold your stock indirectly in the name of a bank, broker or other nominee and they will send you voting instructions. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. A list of stockholders of record will be available for examination for any purpose relevant to the annual meeting at Kupper Parker's headquarters at 8301 Maryland Avenue, St. Louis, Missouri, during regular business hours for the ten days prior to the annual meeting and at the annual meeting.

WHAT CONSTITUTES A QUORUM?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date will constitute a quorum, and will therefore permit the conduct of business at the meeting. As of the record date 5,909,653 shares of KPCG common stock were outstanding. Abstentions count toward the quorum.

HOW DO I VOTE?

If you hold your stock as a stockholder of record, you can vote in person at the annual meeting or you can vote by mail. If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your stock. The enclosed proxy card contains instructions for mail voting. Whichever method you use, your stock will be voted as you direct.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. If you are a stockholder of record you may accomplish this by filing with the Chief Accounting Officer of KPCG either a notice of revocation or a duly executed proxy bearing a later date. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the meeting. For shares held in street-name you may change or revise your proxy instructions by submitting new voting instructions to your bank, broker or other nominee.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

If you sign and return your proxy card but do not complete it by giving instructions as to how to vote, proxy holders named on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board's recommendations, along with a description of each item, are set forth in this proxy statement. In summary, the Board recommends a vote:

FOR election of the nominated director (see pages 4, 5 and 6);

FOR ratification of the appointment of Brown Smith Wallace, L.L.C. as KPCG's independent auditors (see page 6), and

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked to withhold authority with respect to any nominee will not affect the vote on the election of that nominee, although it will be counted for purposes of determining whether there is a quorum. There is no cumulative voting as to any matter, including the election of directors.

Other Items. The ratification of the appointment of Brown Smith Wallace, L.L.C. requires the affirmative vote of the holders of a majority of the shares present either in person or by proxy and entitled to vote on that matter. A properly executed proxy marked "Abstain" with respect to this matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a vote against the proposal.

If you are a street-name stockholder, NASD rules permit your broker to exercise voting discretion with respect to certain "routine" matters. Thus, if you do not give your broker specific instructions, your shares may be voted on "routine" matters but will not be voted on "non-routine" matters. Broker non-votes will not be counted in determining the number of shares necessary for approval of any proposal for this meeting. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum. The election of directors and the appointment of independent auditors are considered "routine" matters under the relevant NASD rules, so there will not be any broker non-votes with respect to those matters.

                           PROPOSALS TO BE VOTED UPON

PROPOSAL 1--ELECTION OF DIRECTOR

The Directors of our company are divided into two classes and hold office until the second succeeding Annual Meeting of Stockholders following the election of their respective class and the qualification of their successors. Mr. Saitz constitutes the class of Directors whose terms expire in 2005. Mr. Kupper, Ms. De Hahn, Mr. Kling and Mr. Lowey constitute the class of Directors whose terms expire in 2006.

There is 1 nominee for election to the Board this year. Mr. Saitz has served as director since the merger of Kupper Parker Communications, Incorporated and Greenstone Roberts Advertising, Inc on September 29, 2000 (the

"Merger"). If any nominee is unable to accept nomination or election, which the Board of Directors has no reason to anticipate will occur, shares represented by proxies will be voted for the election of such other person as the Board of Directors may recommend unless the Board of Directors chooses to reduce the number of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF THE NOMINEE DESCRIBED HEREIN.

The following table sets forth certain information with respect to our executive officers and directors as of April 7, 2005.

           NAME                   AGE                                 POSITION(s)
---------------------------- --------------- ------------------------------------------------------------
Bruce Kupper                       52        Chief Executive Officer, President and Chairman of the Board
Mary De Hahn                       55        Chief Operating Officer and Director
Randolph Seeling                   51        Chief Accounting Officer, Treasurer and Secretary
S. Lee Kling                       75        Director
James Saitz                        55        Director
Steven Lowy                        59        Director

Bruce Kupper has served as our Chief Executive Officer, President and Chairman of the Board since the Merger. Prior to that time he served in the same capacities for Kupper Parker Communications, Incorporated (1993 - 2000) and its predecessor, Kupper Advertising, Inc. (1978 - 1993). Prior to that time, Mr. Kupper worked as an account executive for Young & Rubicam where he was named Young & Rubicam's 1977 National Account Executive of the Year.

Mary De Hahn has served as Chief Operating Officer and as a Director of our company since the Merger. Prior to that time she served in the similar executive capacities for Kupper Parker Communications, Incorporated (1993 - 2000) and its predecessor, Kupper Advertising, Inc. (1988 - 1993). Before joining Kupper Advertising, Inc., Ms. De Hahn served as senior vice president of marketing for Landmark Bancshares Corporation, a bank holding company in St. Louis, Missouri, and as executive director of the Missouri Arts Council.

Randolph Seeling was served as Chief Accounting Officer since January 1, 2004 and Secretary and Treasurer since February 26, 2004. He had served as the Controller of Kupper Parker Communications, Inc. since September of 1997 when he joined the Company as a result of Kupper Parker's asset purchase of Fitzgerald Advertising, Inc. of New Orleans, where Mr. Seeling had served as Controller from 1979 to 1985, and as Treasurer from 1985 until 1997. Mr. Seeling was also a minority owner of the privately held Fitzgerald Advertising, Inc. before the sale of that company's assets to Kupper Parker Communications, Inc. in 1997.

S. Lee Kling has been a Director of our company since the Merger. Prior to that time, Mr. Kling served as an advisory director to Kupper Parker Communications, Incorporated for a period of more than five years. He has served since June 2002 as Chairman of the Board of The Kling Company. From 1991 to June 2002, Mr. Kling served as Chairman of the Board of Kling Rechter & Company, a merchant banking company. Mr. Kling served as Chairman of the Board of Landmark Bancshares Corporation, a bank holding company in St. Louis, Missouri ("Landmark"), until December 1991 when the company merged with Magna Group, Inc. He had served in such capacity with Landmark since 1974 and had also served as Chief Executive Officer of Landmark from 1974 through October 1990, except for the period from May 1978 to January 1979 when he served as Assistant Special Counselor on Inflation for the White House and Deputy for Ambassador Robert S. Strauss. Mr. Kling serves on the Boards of Directors of Falcon Products, Co. (a furniture and fixtures manufacturer), National Beverage Corp. (a beverage manufacturer), Electro Rent Corporation (an electronic equipment rental company), Engineered Support Systems, Inc. (a product manufacturer in the defense industry), and Bernard Chaus, Inc. (a company that designs, arranges for the manufacture of, and markets an extensive range of women's career and casual sportswear), all of which are public companies.

James Saitz has been a Director of our company since the Merger. Prior to that time, Mr. Saitz served as an advisory director to Kupper Parker Communications, Incorporated for a period of more than five years. Mr. Saitz is the Chairman and Chief Executive Officer of Trustcorp Financial, Inc. (1994 - present), a commercial bank holding company, and is the Chairman and Chief Executive Officer of Missouri State Bank (1994 - present), a commercial bank.

Steven R. Lowy is owner and chief executive officer of Envision, a computer services firm with offices in St. Louis, Phoenix, Dallas and Houston. Mr. Lowy has served on the board of Normandy Bank (now Keystone Bank) for over 18 years and was chairman of the Capital Formation Committee of the St. Louis Regional Chamber and Growth Association Technology Gateway for 2 years.

There are no family relationships among any of our officers or directors.

PROPOSAL 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Brown Smith Wallace, L.L.C. ("BSW") to audit the financial statements of the Company for the fiscal year ending October 31, 2005.

BSW has been selected to serve the Company as independent auditors as of May 20, 2005. Effective May 20, 2005, the Company will dismiss Rubin, Brown, Gornstein & Co LLP ("RBG") as its independent accountants. The reports of RBG on the Company's financial statements for the fiscal years ended October 31, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended October 31, 2003 and 2004, and through May 20, 2005, there were no disagreements with RBG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of RBG, would have caused RBG to make reference to the subject matter of the disagreement(s) in its reports on the financial statements for such years, nor were there any reportable events (as defined in Item 304(a)(1)(iv)(A-D) of Regulation S-B). Effective May 20, 2005, the Company has engaged BSW as its new independent accountants. The Company has not consulted BSW during the fiscal years ending October 31, 2004 and 2003, or through May 20, 2005, with regard to either the application of accounting principles to a completed or proposed specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement or a reportable event (each as defined in Item 304(a)(1)(iv)(A-D) of Regulation S-B).

Representatives of BSW will be present at the Meeting and will be available to respond to appropriate questions from stockholders. Representatives of BSW will have an opportunity to make a statement if they desire to do so.

The Audit Committee approved the decision to change independent accountants.

During fiscal 2003 and 2004, we paid the following fees to Rubin, Brown, Gornstein & Co. LLP:

                                               2004                 2003
                                             -------              -------
Audit Fees                                   $54,500              $51,500
Audit-Related Fees                                --                   --
Tax Fees (1)                                  25,785               24,450
Other Fees (2)                                 7,500                7,750
                                             -------              -------
                                             $87,785              $83,700

         1. Tax fees are principally charges for preparation of Federal and state income tax returns.

         2        Other fees principally represents benefit plan audit fees.

The Company's Audit Committee approves the engagement of an accountant to render all audit and non-audit services prior to the engagement of the accountant based upon a proposal by the accountant of estimated fees and scope of the engagement. KPCG's Audit Committee has received the written disclosure and the letter from BSW.

Stockholder approval is not required for the appointment of Brown Smith Wallace, L.L.C., as the Audit Committee of the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for ratification at the Meeting. No determination has been made as to what action the Audit Committee of the Board of Directors would take if stockholders do not ratify the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BROWN SMITH WALLACE, L.L.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2005.

OTHER BUSINESS

As of the date of this proxy statement, KPCG has no knowledge of any other business that will be presented at the annual meeting. If any other business should properly be brought before the annual meeting or any postponements or adjournments thereof, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, at their own discretion.

                        BOARD STRUCTURE AND COMPENSATION

BOARD AND COMMITTEE INFORMATION

The Board of Directors met four times during fiscal 2004.

We have established an Audit Committee, a Compensation Committee, a Stock Option Plan Committee, and an Executive Committee for our Board of Directors.

The Audit Committee is composed of two independent directors, currently Mr. Saitz and Mr. Kling. The Audit Committee reports to our board of directors regarding the appointment of our independent public accountants, the scope and fees of prospective annual audits and the results thereof, compliance with our accounting and financial policies and management's procedures and policies relative to the adequacy of our internal accounting controls. The Audit Committee has met twice during fiscal 2004. The members of the Audit Committee meet the independence standards of Rule 4200 (a)(14) of the National Association of Securities Dealers' listing standards.

The Compensation Committee is composed of two independent directors, currently Mr. Saitz and Mr. Kling, who make determinations regarding the compensation of our executive officers. No interlocking relationships exist between our board of directors and the board of directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. The Compensation Committee did not meet during fiscal 2004.

The Stock Option Plan Committee is composed of two independent directors, currently Mr. Saitz and Mr. Kling, who make determinations regarding the administration of our Stock Option Plan, including the determination of stock option grants made under the plan. The Stock Option Committee met one time during fiscal 2004.

The Executive Committee is composed of Mr. Kupper, Ms. De Hahn and Mr. Kling. The duties of the Executive Committee are to exercise all functions of our Board of Directors in the intervals between regular meetings of the Board of Directors. The Executive Committee has not met since the Merger.

We have not established a Nominating Committee of the Board to locate and consider persons to be nominated as directors. In the Board's view, as the Company is a small business, a Nominating Committee would result in unnecessary expense to the Company and would be duplicative of the process in which the Company currently engages for the evaluation and selection of director nominees. All directors currently participate in the consideration of director nominees. In selecting director nominees, the directors and management seek persons with experience and competence in areas relevant to the Company's business which are not already represented on the Board. At a minimum, the Board seeks to have at least two independent director(s), including at least one independent director with significant experience in management or finance. The Company requires that all Board members be of good character, familiar with the general requirements placed upon a publicly held company and willing to dedicate the attention required to fulfill their responsibilities as Director. The Company's existing Board members utilize their personal and business networks to search for such persons. When a candidate is identified, the Board conducts interviews and reviews of the candidate's qualifications. If there is consensus that a candidate would be a valuable addition to the Board, the candidate is recommended to the shareholders. The Company has not previously had candidates recommended by security holders, other than security holders who are on the Board or are employed by the Company. The Board is willing to consider candidates recommended by security holders on the same basis as it considers other candidates. Any security holder wishing to recommend one or more candidates for consideration should provide the information to the Company at the address listed above not later than October 15, 2005 to allow time for the Board to evaluate the candidate and, if the Board determines it will recommend the candidate, for inclusion in the proxy. The Company does not pay any third party a fee for assisting the Company in identifying or evaluating director nominees.

The Company does not have a formal process for communication from security holders to the Board of Directors of the Company. As a small business, the Company does not maintain a staff to handle such communications. The

Board has never received any requests for such a process from security holders and the largest security holders have a relationship with the Company that already allows for communications with the Board. Accordingly, the Board believes such a policy and process would be an unnecessary expense to the Company and would not provide any significant benefit to shareholders. The Company does not have a policy requiring directors to attend the annual meeting. Currently all directors have a practice of attending the annual meetings.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Membership and Role of the Audit Committee - The Audit Committee consists of the following members of the Board of Directors: James Saitz and S. Lee Kling. Both members of the Audit Committee are independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which was included as Appendix A in the proxy filed by the Company on March 8, 2004.

The primary function of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information which will be provided by the Company to any governmental body or the public, (ii) the Company's systems of internal controls that management and the Board of Directors have established and (iii) the Company's auditing, accounting and financial reporting processes generally.

The Audit Committee's primary duties and responsibilities are to: i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system, ii) review and appraise the audit efforts of the Company's independent accountants and iii) provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

Review of the Company's Audited Financial Statements for the Fiscal Year ended October 31, 2004 - The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended October 31, 2004 with the Company's management. The Audit Committee has discussed with Rubin Brown, Gornstein & Co. LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee). The Audit Committee has also received the written disclosures and the letter from Rubin, Brown, Gornstein & Co. LLP required by Independence Standards Board No. 1 (Independent Discussion with Audit Committees) and the Audit Committee has discussed with Rubin, Brown, Gornstein & Co. LLP the latter's independence. Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2004 for filing with the SEC.

James Saitz
S. Lee Kling

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

The fundamental philosophy of the Company's executive compensation program is to offer competitive compensation opportunities that are based on each individual executive officer's contribution and personal performance. The compensation of the Company's executive officers is reviewed and approved by the Compensation Committee which utilizes compensation analyses for similar type and size agencies provided by the industry trade associations to ensure that the compensation is both reasonable and competitive, and also is directly linked to the Company's financial performance and shareholder interest.

There are three elements in the Company's executive compensation program, as determined by individual and corporate performance.

Base salary compensation is determined by the potential impact of the individual on the Company's performance, the skill and experience required by the job, and the performance and potential of the incumbent in the job. Annual incentive compensation is based on corporate operating earnings. Long-term incentive compensation consists of eligibility under the Stock Option Plan. Stock option grants are awarded based on individual and Company performance.

KPCG's Executive Officers also maintain a significant long-term stock ownership position in the Company's Common Stock. This ownership position creates a strong linkage between the Company's management and its shareholders' interests.

During fiscal 2004, we have not met to review the annual compensation of KPCG's Executive Officers.

S. Lee Kling
James Saitz

BOARD COMPENSATION

Employee directors receive no compensation for their service on the Board of Directors or committees thereof. Non-employee directors are paid an annual retainer of $10,000 for their services. Both employee and non-employee directors are also eligible for stock option grants under our Stock Option Plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation received, for each of the last three fiscal years, for services rendered to us by our Chief Executive Officer and each of our other most highly compensated executive officers during the fiscal year ended October 31, 2004 whose total compensation equaled or exceeded $100,000. In addition to the compensation below, each executive receives Company contributions to their health insurance, and group term life insurance on the same basis as all other employees.

                                          Annual Compensation                       Long-term Compensation
                                  -----------------------------------             ---------------------------
                                                           Other      Restricted    Securities
   Name and Principal                                      Annual       Stock       Underlying      LTIP       All Other
        Position           Year     Salary      Bonus       Comp.       Awards    Options/SAR's    Payouts     Comp. (1)
------------------------- ------- ----------- ----------- ----------- ----------- --------------- ----------- ------------
Bruce Kupper                2004     240,000      25,000          --          --              --          --           --
     CEO   (2)              2003      83,832      75,000          --          --              --          --           --
                            2002     210,000          --          --          --              --          --           --

Mary De Hahn                2004     150,000          --          --          --              --          --           --
      COO                   2003     128,000          --          --          --              --          --           --
                            2002     126,000          --          --          --              --          --           --

         1. Amounts shown in this column are for company contributions to KPCG's 401K plan on behalf of the named Executive.

         2. Mr. Kupper took a voluntary salary reduction during 2003 and 2004.

YEAR 2004 STOCK OPTION GRANTS TO EXECUTIVE OFFICERS

During 2004, there were no stock options issued to any of our executive officers.

YEAR 2004 STOCK OPTION EXERCISES BY EXECUTIVE OFFICERS

During 2004, our executive officers did not exercise any of their various stock option grants.

STOCK OPTIONS HELD BY EXECUTIVE OFFICERS

The following table sets forth unexercised stock options held by each of our Executive Officers and Directors as of October 31, 2004:

                                   Number of Securities Underlying        Value of Unexercised In-the-Money
                                   Unexercised Options/SAR's as of                 Options/SAR's as
                                           October 31, 2004                    of October 31, 2004 (1)
                                  ----------------------------------     ----------------------------------
                                  Exercisable          Unexercisable     Exercisable          Unexercisable
                                  -----------          -------------     -----------          -------------
Bruce Kupper                        191,700                  --            $85,020                 --
Mary De Hahn                         25,000                  --                 --                 --
S. Lee Kling                         10,000                  --                 --                 --
James Saitz                          10,000                  --                 --                 --
Randolph Seeling                        500                  --                 --                 --

         1. Calculated by determining the difference between the exercise price and the deemed fair value of the securities underlying the options at October 31, 2004.

EMPLOYMENT AGREEMENTS

Effective January 1, 2001 we entered into a two-year employment agreement with Mr. Kupper that automatically renewed on January 1, 2003 for a two-year period, and which automatically renews for another two-year period at the end of each renewal period. Mr. Kupper's Employment Agreement provides for an initial base salary of $360,000 per year, annual raises of 4%, and incentive compensation in accordance with KPCG's Executive Compensation Program.

Mr. Kupper is also eligible to receive stock options and to participate in certain fringe benefits and in KPCG's employee benefit plans generally available to senior executives. The terms of this agreement provide that Mr. Kupper will become a consultant to KPCG for the two-year period immediately following the expiration of the term of his employment, as extended, if applicable. During this consulting period, Mr. Kupper will receive annual compensation equal to 75% of the average of his annual base salary over the last three full calendar years of his employment. This consulting arrangement will also apply if Mr. Kupper resigns prior to the scheduled expiration of the term of his employment, subject to a reduction in the annual compensation based on vesting over a five-year period commencing January 1, 2001.

Mr. Kupper's Employment Agreement provides that, in the event of termination of employment by KPCG or by Mr. Kupper after the occurrence of one or more specified events (none of which have occurred to date) (a "Qualifying Termination"), Mr. Kupper would be entitled to receive his base salary, incentive compensation and certain continuing benefits for two years and the annual consulting compensation described above for the following two years. This employment agreement provides that, upon a Qualifying Termination, each stock option granted after January 1, 2001 and then held by Mr. Kupper shall be fully vested and exercisable in full for up to three years (but not beyond ten years after the date of grant of such option). Mr. Kupper's Employment Agreement also contains a provision prohibiting him from engaging in certain competitive activities with KPCG during his employment and during any severance and/or consulting period.

Effective June 1, 2001, we amended Mr. Kupper's employment agreement to reduce his base pay from $360,000 to $252,000. During 2003, Mr. Kupper took a voluntary salary reduction which resulting in his base pay being reduced to only $83,832 with the stipulation that he would receive a quarterly cash bonus of $25,000 for each quarter that the Company met the earnings target stipulated in its bank loan covenants. The Company met those loan covenants in all but the third quarter of 2003, for which it received a waiver from the bank. As a result, Mr. Kupper was paid a cash bonus of $25,000 for the first and second quarters of 2003. The bonus for the fourth quarter was paid in December 2003 after the close of the fiscal year. During fiscal 2004, Mr. Kupper voluntarily took a reduction of his base salary to $240,000.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Saitz, a member of our Board of Directors, is the Chairman and Chief Executive Officer of Missouri State Bank, a commercial bank. This firm provided us with commercial banking services during 2003 and is expected to provide us with similar services during 2004. In addition, we provided certain advertising and other communications services to Missouri State Bank. We believe that all of the transactions between our company and Missouri State Bank were made on terms no less favorable than those that either party could have obtained from unaffiliated third parties.

Mr. Kling, a member of our Board of Directors, is a Managing Consultant of Lockton Companies, an insurance brokerage and advisor. This firm provided us with insurance brokerage services during 2003 and is expected to provide us with similar services during 2004. We believe that all of the transactions between our company and Lockton Companies were made on terms no less favorable than those that either party could have obtained from unaffiliated third parties.

In connection with our new bank loan agreement, Mr. Kupper, our Chairman and Chief Executive Officer, has personally guaranteed $500,000 of the bank loan. During the third quarter of fiscal 2002, the Company financed its purchase of the clients of RGSD by borrowing $125,000 from Mr. Kupper. The Company repaid this loan in fiscal 2003.

                                 STOCK OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 31, 2005 for:

         1. Each person or entity who is known by us to beneficially own five percent or more of the outstanding shares of our common stock;

         2.       Each director;

         3.       Each executive officer; and

         4.       All directors and executive officers of KPCG as a group.

                                              NUMBER OF SHARES
      NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED        PERCENT OF CLASS
------------------------------------         --------------------      ----------------
Bruce Kupper                                      1,865,100   (1)            29.08
Mary De Hahn                                        326,020   (2)             5.08
Randolph Seeling                                        500   (5)              .01
S. Lee Kling                                         35,000   (3)             0.55
James Saitz                                          10,000   (4)             0.16
All Directors and Executive Officers
as a Group                                        2,236,620                  34.88

         1. Includes 191,700 shares of Common Stock that the holder has the right to acquire upon exercise of the related options granted by our company.

         2. Includes 25,000 shares of Common Stock that the holder has the right to acquire upon exercise of the related options granted by our company.

         3. Includes 10,000 shares of Common Stock that the holder has the right to acquire upon exercise of the related options granted by our company.

         4. Includes 10,000 shares of Common Stock that the holder has the right to acquire upon exercise of the related options granted by our company.

         5. Includes 500 shares of Common Stock that the holder has the right to acquire upon exercise of the related options granted by our company.

Following is certain information as of October 31, 2004 for our equity compensation plans:

                                NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE EXERCISE      NUMBER OF SECURITIES
                                  ISSUED UPON EXERCISE OF       PRICE OF OUTSTANDING        REMAINING AVAILABLE FOR
                                   OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND       FUTURE ISSUANCES UNDER
                                    WARRANTS AND RIGHTS                RIGHTS              EQUITY COMPENSATION PLANS
        PLAN CATEGORY
------------------------------- --------------------------    -------------------------    -------------------------
Equity compensation plans
approved by shareholders
                                          504,850                        $0.44                      345,150
Equity compensation plans not
approved by shareholders                       --                           --                           --
                                          -------                        -----                      -------
Total                                     504,850                        $0.44                      345,150
                                          =======                        =====                      =======

                             ADDITIONAL INFORMATION

SUBMISSION OF STOCKHOLDER PROPOSALS

KPCG's policies provide, in general, that to be considered for presentation at the 2006 annual meeting of stockholders, although not included in the proxy statement, proposals of stockholders must be received in writing by KPCG at least 60 days but no more than 90 days before the date of the annual meeting; provided that, in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever is earlier. Notice of stockholder proposals should be sent to the Secretary, Kupper Parker Communications, Incorporated, 8301 Maryland Avenue, St. Louis, Missouri 63105. Proposals of stockholders intended for presentation and for inclusion in the proxy statement for the 2006 annual meeting must be received by KPCG at the address listed above not later than October 15, 2005.

PROXY SOLICITATION COSTS

This solicitation of proxies is being made on behalf of the Board of Directors. Such solicitation of proxies normally will be made by mail. Employees of KPCG may also solicit proxies by telephone or personal contact, but at no additional compensation. Bankers, brokers and others holding common stock in their names or in the names of nominees will be reimbursed for reasonable expenses incurred in sending proxies and proxy material to the beneficial owners of such shares. KPCG has retained American Stock Transfer & Trust Company to aid in the solicitation of proxies from its stockholders. The fees of such firm are estimated to be $5,000, plus reimbursement of out-of-pocket expenses. The total cost of solicitation of proxies will be borne by KPCG.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder require that directors, officers and beneficial owners of more than 10% of the common stock file certain reports regarding their beneficial ownership of common stock with the Securities and Exchange Commission. All such required reports were timely filed during and for 2004.

By order of the Board of Directors,

Randolph Seeling
Chief Accounting Officer
Dated: April 7, 2005

                                      PROXY
                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 10, 2005
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bruce Kupper and Randolph Seeling, or either of them, proxy, with full power of substitution, to vote all shares of KUPPER PARKER COMMUNICATIONS, INCORPORATED which the undersigned is entitled to vote at the Company's Annual Meeting to be held in the Company's main conference room, Kupper Parker Communications, Incorporated, 8301 Maryland Avenue, St. Louis, Missouri, 63105, on May 10, 2005 at 10:00 in the morning, St. Louis time, and at any adjournment thereof, hereby ratifying all that said proxy or his substitute may so do by virtue hereof, and the undersigned authorizes and instructs said proxy to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominees below for a term of two years.

         [ ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

         [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

         (INSTRUCTION: to withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

                                   James Saitz

2. APPOINTMENT OF INDEPENDENT AUDITORS: To approve the appointment of Brown Smith Wallace, L.L.C. as auditors for 2005.

[ ]  FOR                       [ ]  AGAINST                     [ ]  ABSTAIN

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.

[ ]  FOR                       [ ]  AGAINST                     [ ]  ABSTAIN

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees listed in proposal 1; for proposal 2 to ratify the appointment of Brown Smith Wallace, L.L.C. as auditors for 2005. If other business is presented at the annual meeting, this proxy will be voted on those matters in accordance with the best judgment of the named proxies. The Board of Directors recommends a vote FOR items 1and 2.

         Receipt of the Notice of Annual Meeting and Proxy Statement and of the Annual Report on Form 10-KSB without exhibits of the Company preceding or accompanying the same is hereby acknowledged.


                                    Dated                                , 2005
                                          ------------------------------


                                    -------------------------------------------
                                    (Signature of Shareholder)


                                    -------------------------------------------
                                    (Signature of Shareholder)

                                    Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When proxy is given by a corporation it should be signed by an authorized officer.

                                    PLEASE DATE, SIGN AND RETURN THIS PROXY
                                    PROMPTLY USING THE ENCLOSED ENVELOPE.